UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 19, 2026
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OneWater Marine Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (678) 541-6300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
OneWater Marine Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on February 19, 2026. As of December 29, 2025, the record date for the Annual Meeting, 16,565,981 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”) and zero shares of the Company’s Class B common stock, par value $0.01 per share (together with Class A Common Stock, the “Common Stock”) were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote on all matters voted upon at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below. The proposals are described further in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on January 9, 2026, for the Annual Meeting.
1.    Each of the following persons was duly elected by the Company’s stockholders until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Anthony Aisquith	10,554,931	7,243	2,387	4,752,292
Carmen R. Bauza	10,492,490	23,282	48,789	4,752,292
Daniel J. Englander	10,551,357	11,650	1,554	4,752,292
Bari A. Harlam	10,485,450	74,255	4,856	4,752,292
Jeffrey B. Lamkin	10,549,560	13,448	1,553	4,752,292
J. Steven Roy	10,489,939	25,389	49,233	4,752,292
John F. Schraudenbach	10,134,069	428,939	1,553	4,752,292
P. Austin Singleton	10,548,031	14,976	1,554	4,752,292
John G. Troiano	10,495,677	66,829	2,055	4,752,292

2.    The advisory (non-binding) vote on a resolution to approve the compensation of the Company’s named executive officers, was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,257,439	2,257,439	49,683	4,752,292
3.    The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026, was ratified by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,208,004	68,794	40,055	0
No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
	Name:	Jack Ezzell
	Title:	Chief Operating Officer and Chief Financial Officer
Dated: February 19, 2026